CMS Manual System
Pub 100-04 Medicare Claims
Processing
Transmittal 655
Department of Health &
Human Services (DHHS)
Centers for Medicare and &
Medicaid Services (CMS)
Date: AUGUST 19, 2005
Change Request 3977

SUBJECT: Update To The Hospice Payment Rates, Hospice Cap, Hospice Wage
Index and the Hospice Pricer For FY 2006
I. SUMMARY OF CHANGES: This transmittal provides the annual update to hospice payment calculations for FY 2006, describes new billing instructions for hospices regarding reporting wage index information and revises the hospice Pricer software to reflect the annual update.
NEW/REVISED MATERIAL :
EFFECTIVE DATE : October 1, 2005
IMPLEMENTATION DATE : October 3, 2005
Disclaimer for manual changes only: The revision date and transmittal number apply only to red italicized material. Any other material was previously published and remains unchanged. However, if this revision contains a table of contents, you will receive the new/revised information only, and not the entire table of contents.
II. CHANGES IN MANUAL INSTRUCTIONS: (N/A if manual is not updated)
R = REVISED, N = NEW, D = DELETED

R/N/D	CHAPTER/SECTION/SUBSECTION/TITLE
N/A
III. FUNDING:
No additional funding will be provided by CMS; Contractor activities are to be carried out within their FY 2005 operating budgets.
IV. ATTACHMENTS:
Recurring Update Notification
*Unless otherwise specified, the effective date is the date of service.

Attachment — Recurring Update Notification

Pub. 100-04	Transmittal: 655	Date: August 19, 2005	Change Request 3977
SUBJECT: Update to the Hospice Payment Rates, Hospice Cap, Hospice Wage Index and the
Hospice Pricer for FY 2006
I. GENERAL INFORMATION
A. Background: Payment for hospice care, the hospice cap amount, and the hospice wage index are updated annually. The law governing the payment for hospice care requires annual updates to the hospice payment rates. Section 1814(i)(1)(C)(ii) of the Social Security Act (the Act) stipulates that the payments for hospice care for fiscal years after 2002 will increase by the market basket percentage increase for the fiscal year (FY). This payment methodology has been codified in regulations found at 42 CFR §418.306(a)(b).
The Hospice Cap is updated annually in accordance with §1814(i)(2)(B) of the Act and provides for an increase (or decrease) in the hospice cap amount. Specifically, the cap amount is increased or decreased, for accounting years after 1984, by the same percentage as the percentage increase or decrease, respectively, in the medical care expenditure category of the Consumer Price Index for all Urban Consumers.
The Hospice Wage Index is used to adjust payment rates to reflect local differences in wages according to the revised wage index. The Hospice Wage Index is updated annually in accordance with recommendations made by a negotiated rulemaking advisory committee as published in the Federal Register on August 8, 1997. Section 42 CFR 418.306(C) requires that the updated hospice wage index be published annually as a notice in the Federal Register.
B. Policy: The annual hospice payment updates will be implemented through the HospicePricer software found in the intermediary standard systems. The new Pricer module will not contain any new calculation logic, but will simply apply the existing calculations to the updated payment rates shown below. An updated table will be installed in the module, to reflect the 2006 hospice wage index.
FY 2006 Hospice payment Rates
The FY 2006 payment rates will be the FY 2005 payment rates, increased by 3.7 percentage points, which is the total market basket percentage increase forecasted for FY 2006. The FY 2006 hospice payment rates are effective for care and services furnished on or after October 1, 2005, through September 30, 2006.
Reference to the hospice payment rate is discussed further in Pub.100-04, Medicare Claims Processing Manual, Chapter 11, Processing Hospice Claims, §30.2.

Code	Description	Rate	Wage	Non-
			Component	Weighted
			Subject to	Amount
			Index
651	Routine Home Care	126.49	86.91	39.58
652	Continuous Home Care Full Rate = 24 hours of care $30.76 hourly rate	738.26	507.26	231.00
655	Inpatient Respite Care	130.85	70.83	60.02
656	General Inpatient Care	562.69	360.18	202.51
Hospice Cap
The latest hospice cap amount for the cap year ending October 31, 2005, is $18,963.47.

Reference to the hospice cap is discussed further in Pub.100-04, Medicare Claims Processing Manual, Chapter 11, Processing Hospice Claims, §80.2.

CMS has determined that the hospice cap amount for the cap year ending October 31, 2004, was incorrectly computed. Additional instructions regarding this will be published in a separate transmittal.
Hospice Wage Index
The Hospice Wage Index notice will be effective October 1, 2005, and published in the Federal Register before that date. The revised wage index and payment rates will be incorporated in the hospice Pricer and forwarded to the intermediaries following publication of the notice.
As discussed in the FY 2006 Hospice Wage Index Final Rule, a blended wage index value, comprised of 50 percent of the wage index had the Metropolitan Statistical Area (MSA) designations remained in effect and 50 percent of the wage index under the Core Based Statistical Area (CBSA) designations has been developed. The list of the areas impacted is published in the Federal Register, Hospice Wage Index for Fiscal Year 2006 Final Rule. Providers will receive this blended rate for FY 2006, only as a direct result of the specific MSA and CBSA combinations indicated in the Federal Register. The blended rates are not to be used for any other purposes. CMS intends to monitor the use of these codes.
II. BUSINESS REQUIREMENTS
“Shall” denotes a mandatory requirement
“Should” denotes an optional requirement

_____________________________________________________________________________________________________________________________________________________________
Requirement	Requirements	Responsibility ("X" indicates the
Number		columns that apply)
		F	R	C	D	Shared System				Other
		I	H	a	M	Maintainers
			H	r	E	F	M	V	C
			I	r	R	I	C	M	W
				i	C	S	S	S	F
				e		S
r

3977.1	RHHIs should encourage hospice providers to split claims if dates of service span separate fiscal years, e.g., September/October billing. RHHIs shall alert hospices that the RHHI will use FY 2005 rates if the hospice chooses not to split the claim and that the RHHI will perform no subsequent adjustments to these claims.		X

3977.2	Medicare systems shall apply the FY 2006 rates for claims with dates on or after October 1, 2005 through September 30, 2006.									Pricer

3977.3	Medicare systems shall use Core Based Statistical Area (CBSA) codes for purposes of wage index adjustment of hospice claims.		X			X				Pricer

3977.3.1	Medicare systems shall revise the input/output records for the hospice Pricer to accept 5 position provider and beneficiary CBSA codes.					X				Pricer

3977.3.2	Medicare systems shall use a table of wage index values associated with CBSA codes and special hospice wage index codes for FY 2006 hospice payment calculations.									Pricer

3977.3.3	Medicare contractors shall update the hospice facility CBSA field on the provider specific file to indicate the CBSA code or special hospice wage index code that corresponds to the state and county of the hospice’s location.		X

3977.3.4	Medicare systems shall populate the provider CBSA field on the Pricer input/output record from the CBSA field on the provider specific file.					X

3977.3.5	Medicare systems shall populate the beneficiary CBSA field on the Pricer input/output record from the value code 61 amount on the hospice claim.					X

3977.4	Medicare contractors shall instruct providers to submit the CBSA code corresponding to the state and county of the beneficiary’s home in value code 61 on claims that include routine home care or continuous home care.		X

_____________________________________________________________________________________________________________________________________________________________
Requirement	Requirements	Responsibility ("X" indicates the
Number		columns that apply)
		F	R	C	D	Shared System				Other
		I	H	a	M	Maintainers
			H	r	E	F	M	V	C
			I	r	R	I	C	M	W
				i	C	S	S	S	F
				e		S
r

3977.4.1	Medicare contractors shall instruct providers to use the Federal Register table associating states and counties to CBSA codes (codes in the range 10020 – 49780 and 999xx rural state codes) to determine the code to report in value code 61.		X

3977.4.2	Medicare contractors shall instruct providers serving beneficiaries in counties which are eligible for a special hospice wage index value to use the codes in the range 50xxx in the Federal Register table.		X

III. PROVIDER EDUCATION

_____________________________________________________________________________________________________________________________________________________________
Requirement	Requirements	Responsibility ("X" indicates the
Number		columns that apply)
		F	R	C	D	Shared System				Other
		I	H	a	M	Maintainers
			H	r	E	F	M	V	C
			I	r	R	I	C	M	W
				i	C	S	S	S	F
				e		S
r

3977.5	A provider education article related to this instruction will be available at www.cms.hhs.gov/medlearn/matters shortly after the CR is released. You will receive notification of the article release via the established “medlearn matters” listserv. Contractors shall post this article, or a direct link to this article, on their Web site and include information about it in a listserv message within 1 week of the availability of the provider education article. In addition, the provider education article shall be included in your next regularly scheduled bulletin and incorporated into any educational events on this topic. Contractors are free to supplement Medlearn Matters articles with localized information that		X

Requirement	Requirements	Responsibility (“X” indicates the
Number		columns that apply)
		F	R	C	D	Shared System				Other
		I	H	a	M	Maintainers
			H	r	E	F	M	V	C
			I	r	R	I	C	M	W
				i	C	S	S	S	F
				e		S
r

would benefit their provider community in billing and administering the Medicare program correctly.

IV. SUPPORTING INFORMATION AND POSSIBLE DESIGN CONSIDERATIONS
A. Other Instructions:

X-Ref Requirement #	Instructions

3977.3.1	The current provider and beneficiary MSA code fields in the hospice Pricer are four positions. The new five position CBSA fields will replace these MSA fields.

B. Design Considerations:

X-Ref Requirement #	Recommendation for Medicare System Requirements

None

C. Interfaces: The interface between FISS and the hospice Pricer is changing as described in the business requirements.
D. Contractor Financial Reporting /Workload Impact: N/A
E. Dependencies: N/A
F. Testing Considerations: N/A

V. SCHEDULE, CONTACTS, AND FUNDING

Effective Date*: October 1, 2005

Implementation Date: October 3, 2005

Pre-Implementation Contact(s):
     Policy: Terri Deutsch
     e-mail address: Terri.Deutsch@cms.hhs.gov.
     Claims Processing: Wendy Tucker
     e-mail address: Wendy.Tucker@cms.hhs.gov
Post-Implementation Contact(s):
     Policy: Terri Deutsch
     e-mail address: Terri.Deutsch@cms.hhs.gov.
     Claims Processing: Wendy Tucker
     e-mail address: Wendy.Tucker@cms.hhs.gov
No additional funding will be provided by CMS; contractor activities are to be carried out within their FY 2005 operating budgets.

*Unless otherwise specified, the effective date is the date of service.